Exhibit 10.1

                              INTRODUCER AGREEMENT
                 (U.S. Guaranteed Introducer - Fully Disclosed)

         THIS AGREEMENT is made and entered into as of this 15 day of June 2001 by and between E. D. & F. Man International Inc., a Delaware corporation ("Clearing Broker"), and Strategic Futures and Options, Inc., Minnesota corporation ("Introducer").

         WHEREAS, Introducer is registered as a futures commission merchant or introducing broker with the Commodity Futures Trading Commission ("CFTC') under the Commodity Exchange Act. as amended (the "Act"), and is a member of the National Futures Association ("NFA");

         WHEREAS, Introducer desires to introduce certain accounts ("Accounts") on behalf of its customers ("Customers") to Clearing Broker on a fully disclosed basis and to obtain from Clearing Broker clearing, execution, and other services relating to transactions in commodities, commodity futures contracts, options on commodities, options on commodity futures contracts. forward contracts, spot and forward currencies, physical commodities and any similar instrument which may be purchased or sold by or through Clearing Broker for the Accounts;

         WHEREAS, Clearing Broker is a clearing member of various contract markets and exchanges and their clearinghouses and is registered as a futures commission merchant with the CFTC under the Act;

         WHEREAS, Clearing Broker desires to provide clearing, execution, and other services for the Accounts on the terms and conditions set forth herein;

         WHEREAS, Fox Inc. has entered into an agreement with Clearing Broker which includes provisions that obligate Fox Inc. to indemnify Clearing Broker for certain losses incurred by Clearing Broker resulting from its relationship with Introducer;

         WHEREAS, Introducer desires to enter into a Guarantee Agreement (as such term is defined by the CFTC) with Clearing Broker;

         WHEREAS, Clearing Broker desires to enter into a Guarantee Agreement with Introducer;

         NOW, THEREFORE, for and in consideration of the premises and mutual agreements set forth herein, the parties agree as follows:

1. Services Provided by Clearing Broker.

         Clearing Broker, acting as Introducer's agent, shall perform the following services:

         (a) Clearing Broker shall maintain the Accounts on a fully disclosed basis in accordance with any applicable law, rule. or regulation of or administered by the CFTC, NFA, any United States contract market, exchange, clearinghouse, governmental agency or other self-regulatory organization ("applicable law"). Clearing Broker reserves the right to refuse to accept or carry any Account or clear or settle any transactions therein.

         (b) Clearing Broker shall receive and execute orders for the Accounts in accordance with instructions transmitted by Introducer or its Customers. Clearing Broker may execute orders through employees of Clearing Broker or through independent contractors in contract markets of which Clearing Broker is a member and may utilize the services of other futures commission merchants or brokers and dealers which are members of contract markets or exchanges of which Clearing Broker is not a member. Clearing Broker may, but shall not be obligated to, execute orders received directly from Introducer or Introducer's Customer.

         (c) Clearing Broker shall prepare and transmit to Customers written reports of margin calls, confirmation. purchase-and-sale, and monthly statements. and such other documents as may be required by applicable law. Such reports and other documents furnished by Clearing Broker to Customers shall indicate that the Accounts are introduced by Introducer to Clearing Broker.

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         (d) Clearing Broker shall settle and clear transactions in the
Accounts.

         (e) Clearing Broker shall hold cash. securities. and other property received from or on behalf of Customers in accordance with applicable law. Clearing Broker shall not be obligated to pay interest on cash held for Customers.

         (f) Clearing Broker will perform all cashiering functions for the Accounts including, without limitation, receipt and delivery of securities, warehouse receipts or commodities, making and receiving payments for transactions, payment and collection of interest on Accounts, payment of dividends and transmission of margin calls to Introducer.

         (g) Clearing Broker, and not Introducer, shall have the right, within the limits of applicable law and regulations to lend, either to Clearing Broker or to others, any securities or other property held by Clearing Broker in any margin Account together with all attendant rights of ownership, and to use all such property as collateral for Clearing Broker's general loans. All such property, together with all attendant rights of ownership, may be pledged, repledged, hypothecated or rehypothecated, either separately or in common with other such property for any amounts due Clearing Broker thereon or for a greater sum, and Clearing Broker shall have no obligation to retain a like amount of similar property in its possession and control.

         (h) Concurrent with the execution and delivery of this Agreement, Clearing Broker and Introducer each agree to execute and deliver a Guarantee Agreement in the form set forth in CFTC Form I -FR-IB (Part B) as Exhibit A hereto ("Guarantee Agreement"). This Agreement and the Guarantee Agreement shall become effective as of the date set forth in the Guarantee Agreement and shall remain effective until this Agreement is terminated as provided in termination provisions hereof.

2. Services Not Performed by Clearing Broker.

         (a) Clearing Broker will not perform any of the following services or functions:

                  (i) Preparation of Introducer's general accounting and payroll records. financial statements, or regulatory reports.

                  (ii) Payment of Introducer's general business expenses.

                  (iii) Payment of commissions or any other fees to Introducer's employees and agents.

                  (iv) Verification of information and instructions provided to Clearing Broker by Introducer or by Customers. Introducer acknowledges that Clearing Broker shall be entitled to rely upon any such information or instructions which Clearing Broker believes to be transmitted from Introducer or a Customer. Introducer further acknowledges that Clearing Broker shall not be required to determine the suitability of or otherwise screen any Customer order prior to execution and that Clearing Broker shall not be required to make any determination of the adequacy of the equity in any Account before executing an order.

                  (v) Supervision of Introducer or of Introducer's employees and agents.

                  (vi) Notwithstanding anything else herein, Clearing Broker will not be responsible for compliance with any applicable reporting, disclosure or record keeping requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") with respect to transactions subject to this Agreement.

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         (b) Clearing Broker will not be required to make any investigation into the facts surrounding any transaction that it may have with Introducer or that Introducer may have with its Customers or other persons, nor will Clearing
Broker be responsible for compliance by Introducer with the law of any jurisdiction in which Introducer or a Customer conducts business.

3. Obligations of Introducer.

         (a) Introducer's conduct hereunder shall at all times be in compliance with applicable law and in a manner consistent with the instructions and requests of Clearing Broker and in compliance with all statutes, laws, ordinances, requirements of any government governmental authority, regulatory agency or self-regulatory body wherever located with jurisdiction over Introducer, its Customers or any Accounts.

         (b) Introducer shall diligently supervise the activities of its employees and agents.

         (c) Introducer shall use due diligence to learn all essential facts relative to each Account, each Customer, each order and every person holding a power-of-attorney over each Account. Each new Account created for a Customer shall be approved in writing by a principal of Introducer and a principal of Fox Inc. or such principal's designee. This provision is for the sole benefit of the parties hereto and is not intended for the benefit of any Customer or other person other than Fox Inc.

         (d) Introducer shall maintain compliance and supervisory procedures which are adequate to assure compliance by Introducer and its employees and agents with applicable law and procedures established from time to time by Clearing Broker. Without limiting the generality of the foregoing, such compliance and supervisory procedures shall cover the Opening, approval, and monitoring of Accounts, including review of order entry procedures for and trading activity in Accounts; supervision of trading advice and recommendations provided to Customers; compliance with anti-money laundering requirements; compliance with Office of Foreign Asset Control requirements; and supervision of special accounts such as discretionary accounts, commodity pool or fund accounts, option trading accounts, and accounts of employees or officers of Introducer or of futures commission merchants, introducing brokers, commodities and securities brokers and dealers, self-regulatory organizations, or financial institutions and shall include any responsibilities under New York Stock Exchange ("NYSE") Rules 405 and 407 and 408.

         (e) Prior to the opening of an Account, Introducer shall furnish Clearing Broker with all pertinent information with respect to that Account. including such information as is requested in Clearing Broker's standard new account documentation. and Introducer shall supplement that information in the event there are any changes thereto. Clearing Broker shall not unreasonably withhold approval of any new Customer account submitted by Introducer that has not been altered or modified and that meets Clearing Broker's risk, credit. profitability and compliance criteria. Introducer further agrees that it will not use any document or agreement in connection with the opening or maintenance of an Account that has not been supplied or approved by Clearing Broker.

         (f) Introducer shall be responsible for determining the authenticity, accuracy, and genuineness of all orders, instructions, certificates. papers. and signatures received with respect to an Account.

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         (g) Introducer shall assure that no Customer will be permitted to establish or maintain positions in an Account if such Customer is not in compliance with all applicable margin requirements as established from time to time by Clearing Broker. Introducer will promptly communicate to Customers any margin calls initiated by Clearing Broker and use its best efforts to assure timely payment of margin as required by Clearing Broker. Clearing Broker may accept margin payments by non-certified check through the regular mail; provided, however, that Clearing Broker may, in its sole discretion and without prior notice, require that such payments be made by certified or cashier's check or by wire transfer. Introducer will apprise its Customers of the risks of trading and of changes in Clearing Broker margin policies and requirements. Introducer shall be responsible for all errors in the Accounts, unless such errors shall have been caused by Clearing Broker or any floor broker selected by Clearing Broker.

         (h) Introducer shall abide by procedures established by Clearing Broker with respect to the transmission of orders for the Accounts. Without limiting the generality of the foregoing, Introducer agrees not to accept or transmit to Clearing Broker an order from or for the Account of a Customer unless immediately upon receipt thereof a written record of such order is prepared. including the Account identification and order number, and Introducer records on such order by time-stamping the date and time (to the nearest minute) the order is received, when it was transmitted to Clearing Broker, and when it was confirmed to the Customer by Introducer. Introducer shall keep all records required hereunder for a period of not less than six years.

         (i) Introducer agrees that it will not accept or hold in its name any money, securities, or property (or extend credit in lieu thereof) to margin, guarantee, or secure any trades, contracts, or positions effected or carried in any Account. All such money, securities, and property shall be received on behalf of Clearing Broker and in its name (and all checks and drafts shall be payable to the order of Clearing Broker) and shall transmitted to Clearing Broker or, at the direction of Clearing Broker, deposited in such bank account or accounts as may be designated by Clearing Broker.

         (j) Introducer shall not guarantee any Customer against loss or a margin call in an Account or in respect of any transaction effected with or for such Customer or make any representation to such effect.

         (k) Introducer shall be responsible for handling and resolving all Customer inquiries, disputes and complaints. Each party shall promptly inform the other party of any written complaint or material verbal complaint it receives from any Customer. In the event Introducer cannot resolve the dispute to the satisfaction of the relevant Customer, Introducer shall meet with Clearing Broker and discuss strategy for resolving the dispute. In the event the parties cannot agree and Clearing Broker makes a good faith determination that failure to settle the relevant complaint could result in a regulatory finding against Clearing Broker or subject Clearing Broker to adverse media coverage, then Clearing Broker shall have the right to terminate this Agreement as if for cause pursuant to the provisions of Section 11(a). In the event Clearing Broker shall terminate this Agreement under this Section 3(k) for reasons other than the conduct or alleged conduct of Introducer, Clearing Broker shall continue to clear the Accounts for a period of ninety (90) days following such notice, unless the parties otherwise agree in writing to different terms. Notwithstanding the foregoing, during this period, Clearing Broker shall have no obligation to clear any Account or maintain any Customer relationship giving rise to the termination.

         (l) Introducer shall not permit any person to exercise any discretionary authority with respect to any transaction in an Account unless it has obtained (in a form approved by Clearing Broker) a signed copy of the power-of-attorney, authorization. or other document by which such power is given and a signed copy of such further documents as may be required by Clearing Broker or by applicable law.

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         (m) Introducer shall use its best efforts to assure that each Customer complies with all applicable position limits established by -the CFTC or a contract market or exchange or Clearing Broker and shall not knowingly permit any transaction to be effected in an Account in violation of such limits. Introducer shall promptly report to Clearing Broker the facts concerning any Account that has exceeded any applicable limit.

         (n) Introducer shall promptly report to Clearing Broker any special calls for information made upon any of its Customers by the CFTC or any contract market or exchange or self-regulatory organization and shall refrain from soliciting or accepting any order (other than orders to liquidate existing positions) from any Customer who is in violation of such a special call.

         (o) Introducer shall make no report or statement (whether orally or in writing) to any Customer with respect to any transaction, position. or other matter relating to a Customer's Account that is not in conformity with statements, reports, and information furnished by Clearing Broker pursuant to this Agreement.

         (p) Introducer shall check out with Clearing Broker each day's business by 4:00 p.m. Chicago time for accuracy and completeness. Concurrence between Introducer and Clearing Broker will be binding, except that Clearing Broker shall have the right to amend, add, or cancel any trade (or any aspect or portion thereof) the next succeeding business day if floor and clearinghouse clearance reports properly support such action. Any such amendment, addition. or cancellation will be reported to Introducer promptly on such succeeding business day, and Introducer shall be required immediately to accept such amendment. addition. or cancellation.

         (q) Introducer shall not hold itself out as an agent of Clearing Broker, or as being associated with Clearing Broker in any manner other than in the clearing relationship established pursuant to this Agreement. Without limiting the generality of the foregoing, Introducer shall not issue any communication, advertisement, market letter, or sales literature directed to any Customer or containing the name of Clearing Broker without the prior written consent of Clearing Broker.

         (r) In the event that Clearing Broker permits Introducer or any Customers use of or access to any electronic order entry, electronic order routing or electronic account access system (whether or not sponsored by Clearing Broker) (collectively, the "Service"), Introducer agrees as follows:

                  (i) Introducer is responsible for each Customer's use of the Service. Use of the Service will be governed by the terms of use. privacy statements. and other agreements and disclosures provided with the Service. Introducer acknowledges and recognizes that the Service is new technology and as a consequence, there may be periods of time when the Service is not available. Introducer agrees that it Will provide Customers who use the Service with alternate means to enter orders in the event of any unavailability of the Service.

                  (ii) If as part of the Service, Clearing Broker permits Introducer to link to Clearing Broker's website or to any new account documents and related material posted on its website ("Covered Information"), Introducer shall not bypass or disable access to any agreements, legends or other information preceding the Covered Information. Additionally Introducer agrees to abide by any written procedures issued by Clearing Broker's Information Technology Department regarding the Service, website linking and usage.

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                  (iii) If Clearing Broker permits Introducer to allow Customers to route orders to Clearing Broker through any order routing system not sponsored by Clearing Broker, Introducer recognizes and agrees that Clearing Broker shall have no responsibility for the maintenance or quality of services provided through that order routing system. Introducer further agrees that even though Clearing Broker may not be a party to any agreement with the sponsor of the order routing system governing its terms of use, Clearing Broker shall nonetheless enjoy all the rights and privileges of the sponsor of the order routing system as if Clearing Broker were the sponsor of the order routing system.

         (s) Introducer agrees to notify Clearing Broker promptly of any material adverse change in Introducer's financial condition or of the commencement or threatened commencement of any action, suit, proceeding or investigation against Introducer or any of its principals or employees.

4. Disclosure to Customers.

         Clearing Broker shall limit its services as provided in this Agreement and Introducer shall not hold itself out as an agent of Clearing Broker or any affiliate of Clearing Broker except as provided for in this Agreement. Introducer shall be responsible for informing Customers of the nature of the clearing relationship between Clearing Broker and Introducer, and Introducer agrees that it and its employees and agents will not make any representation to Customers regarding Clearing Broker or Clearing Broker's responsibilities that is inconsistent with the terms of this Agreement.

5. Access to Information; Financial Reports.

         (a) Introducer shall make its books and records available for reasonable inspection at all times by duly authorized representatives of Clearing Broker, governmental authority, regulatory agency, self-regulatory organization or any contract market or clearinghouse through which trades for Customers are executed or cleared.

         (b) Introducer shall provide Clearing Broker with a copy of its quarterly and year-end financial statements and reports of its auditors. if any, as and when such reports are prepared. Introducer further agrees to provide such interim financial information as Clearing Broker may reasonably request.

         (c) Introducer shall, upon request. provide Clearing Broker with any information in Introducer's possession with respect to any Customer or any Account.

6. Confidentiality.

         (a) Clearing Broker shall exercise reasonable care to prevent access to information regarding Introducer or Customers by unauthorized persons and will keep confidential any information it has concerning the business of Introducer. Notwithstanding the foregoing, Clearing Broker shall be held harmless for complying with any request for information or document by any governmental regulator, contract market or exchange or other self-regulatory organization, or any subpoena, court order or other legal process which Clearing Broker believes to be valid and effective.

         (b) Introducer shall keep confidential any information it acquires regarding Clearing Broker and its business pursuant to its clearing relationship with Clearing Broker.

         (c) The provisions of this Section 6 shall survive the termination of this Agreement.

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7. Indemnification

         (a) Introducer shall fully indemnify, protect and hold harmless Clearing Broker and its directors, officers, shareholders. Employees, agents, affiliates, and each person, if any, controlling Clearing Broker from and against all manner of claims, demands, proceedings, suits, or actions (whether in law or in equity) and liabilities, losses, expenses, and costs (including reasonable attorneys' fees, collectively "Losses") in the event: (i) Clearing Broker complies with any instruction or order received from Introducer or any Customer in respect to an Account; (ii) Introducer or any Customer fails to satisfy any margin requirement or to pay any amount due to Clearing Broker or any of its affiliates; (iii) Introducer fails to perform its obligations or breaches its representations, warranties, and covenants hereunder; (iv) any Customer institutes a claim, suit, action, or other proceeding (whether in law or in equity) against Clearing Broker or any of its affiliates for any reason, or any exchange or any U.S. or non-U.S. governmental agency or self-regulatory organization institutes a claim, suit, action, or other proceeding against Clearing Broker or any of its affiliates relating to this Agreement or any Account or Customer, or (v) Clearing Broker shall incur Losses arising from Introducer's activities unrelated to this Agreement; provided, however, in the case of subsection (i) hereof, that Clearing Broker shall not be entitled to indemnity in any such matter if and to the extent Clearing Broker is found to have engaged in gross negligence or willful misconduct in the performance of its services under this Agreement. For purposes of this paragraph. the term Customer shall include any broker introduced by Introducer and its Customers.

         (b) Clearing Broker and its affiliates shall be entitled to collect or secure any amount owed to them hereunder or otherwise by means which shall include, but not be limited to, charging Introducer's "house" account and/or setting off any amount owed to Introducer by Clearing Broker or any of its affiliates. In such instance, Clearing Broker need not resort to remedies against any Customer in order to collect or secure such amount by such means. As security for the obligations of Introducer under this Agreement and to Clearing Broker's affiliates, Introducer shall deposit the sum of U.S. $__________ with Clearing Broker, which amount shall bear interest at the overnight loan rate. Such interest shall be credited on a monthly basis to Introducer's security deposit account with Clearing Broker. In addition, Clearing Broker will also credit monthly Introducer's net revenue hereunder to Introducer's security deposit account at such times that the balance of that account is less than U.S. $__________. Thereafter, Introducer may withdraw any excess from the account. Clearing Broker and its affiliates are authorized to transfer, use, and apply all or any portion of such security deposit whenever Clearing Broker or its affiliates deem it necessary to pay or satisfy amounts owed to Clearing Broker or any affiliates thereof, or third parties by reason of this Section 7. Introducer further agrees that, if any person or entity has instituted or threatened a claim, suit action, or other proceeding against Clearing Broker or any of its affiliates which reasonably could expose such person to any liability, loss, cost, or expense which is the obligation of Introducer hereunder, Clearing Broker is authorized to withhold an amount equal to the amount of any such claim, suit, action, or other proceeding from any amounts owed to Introducer, or from any other funds. securities, or other property owned by Introducer on deposit with Clearing Broker for any purpose until such claim. suit, action, or other proceeding has been fully resolved to the satisfaction of Clearing Broker.

8. Compensation.

         Clearing Broker will collect commissions established by Introducer and paid on transactions executed and cleared for Customers and will pay over the same to Fox Inc. monthly after deducting clearing charges and any other amounts owing to Clearing Broker or any of its affiliates under this Agreement, Clearing Broker's agreement with Fox Inc. or otherwise. Amounts due to Introducer shall be payable directly to Fox Inc., and Clearing Broker shall have no obligation to pay any amounts to Introducer. Fox Inc. agrees that it shall compensate Introducer pursuant to arrangements agreed to between Fox Inc. and Introducer. Fox Inc. and Introducer agree that Clearing Broker has not participated in, nor is it responsible for, the terms agreed to between Fox Inc. and Introducer. In the event there shall be a dispute between Fox Inc. and Introducer regarding any amounts payable by Fox Inc. to Introducer, Clearing Broker's sole responsibility shall be to hold any amounts in dispute until such time that Fox Inc. and Introducer have resolved the matter. Clearing Broker may, but shall not be required, to interplead any disputed amount into a court of competent jurisdiction. with the cost of the interpleader action to be paid from the amounts in dispute.

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9. No Omnibus Account.

         Except as expressly permitted by Clearing Broker, during the term of this Agreement Introducer may not utilize an omnibus account maintained at Clearing Broker to effect transactions for Customers. Introducer agrees to have all Customer orders executed only on a fully-disclosed basis, unless Clearing Broker shall have consented in writing to the use of an omnibus account.

10. Representations. Warranties, and Covenants.

         (a) Introducer represents, warrants, and covenants as follows:

                  (i) Introducer is now, and during the term of this Agreement will remain duly registered as a futures commission merchant or introducing broker with the CFTC.

                  (ii) Introducer is now, and during the term of this Agreement will remain, a member in good standing of NFA

                  (iii) Introducer has all requisite authority, under the laws and rules and regulations of its home jurisdiction and in each other jurisdiction in which it conducts business to enter into this Agreement and to retain the services of Clearing Broker in accordance with the terms hereof and discharge its obligations hereunder.

                  (iv) If an entity, Introducer is duly organized. validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in such other urisdictions as the nature of its business activities and properties therein may require.

                  (v) Introducer is aware of, and familiar with the provisions of, the US Foreign Corrupt Practices Act of 1977, as amended (the "FCPA") and its purposes and will take no action and make no payment in violation of. or which might cause Clearing Broker or any of its associated persons or affiliates to be in violation of, the FCPA.

                  (vi) Introducer has taken all requisite action to authorize the execution, delivery, and performance of this Agreement and the transactions contemplated herein. This Agreement has been duly authorized, executed. and delivered by Introducer and is binding upon and enforceable against Introducer in accordance with its terms.

                  (vii) Except as set forth in Exhibit B, Introducer's sole business is the introduction of customer accounts as contemplated by this Agreement. Introducer is now, and during the term of this Agreement will remain, in compliance with all laws, rules and regulations having applicability to its business, including those specified in Exhibit B.

         (b) Clearing Broker represents, warrants, and covenants to Introducer as follows:

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                  (i) Clearing Broker is now, and during the term of this
         Agreement Will remain, duly registered as a futures commission merchant with the CFTC.

                  (ii) Clearing Broker is now, and during the term of this Agreement will remain, a member in good standing of NFA.

                  (iii) Clearing Broker is now, and during the term of this Agreement will remain, in compliance with the minimum financial and financial reporting requirements of the CFTC and each contract market, exchange or other self-regulatory organization of which it is a member.

11. Termination.

         (a) This Agreement may be terminated by either party without cause upon ninety (90) days written notice delivered as provided in Section 12 hereof. This Agreement may be terminated immediately by either party if any representation or warranty ceases to be true or if any duties. responsibilities, obligations, or covenants are not duly performed during the term of this Agreement. The obligations of Introducer under Section 7 hereof shall survive any termination of this Agreement.

         (b) Upon termination of this Agreement and in addition to the provisions of Section 7(b) hereof, Clearing Broker shall be entitled to withhold, without recourse by Introducer, payment of compensation due to Introducer pursuant to Section 8 hereof for the greater of ninety days or the pendency of any claim, demand, proceeding, suit. or action (whether in law or equity) arising under, or out of transactions under, this Agreement.

12. Notices.

Except as otherwise provided in this Agreement. all notices required to be given under this Agreement shall be in writing, and shall be effective upon receipt as provided herein. Any such written notice shall be deemed received upon the earlier of: (a) actual receipt by the other party; or (b) the close of business on: (i) the date of transmission if sent by facsimile or same-day courier; (ii) on the business day after the date of transmission, if sent by overnight mail; or (iii) the fifth business day after transmission, if sent by air mail, postage prepaid, and (if applicable) return receipt requested. For the purposes of delivery of any notice hereunder, the address and facsimile number of Clearing Broker and Introducer, respectively, shall be as set forth on the signature page hereof. Either party may change its address or facsimile number for notices by giving written notice of the new address or number to the other party. Any party providing a notice must also provide a copy to Fox Inc. at 141 West Jackson Boulevard, Suite 1800 - A. Chicago, Illinois, 60604 and a copy to Joel M. Friedman, Esq. at Joel M. Friedman and Assoc.. Two Prudential Plaza, ISO North Stetson, Suite 850, Chicago, Illinois, 60601-6712.

13. Limitation on Liability.

Neither Clearing Broker nor any of its affiliates will be responsible for delays in the transmission of execution of orders due to breakdown or failure of transmission or communication facilities or to any other cause or causes beyond their control. Independent floor brokers responsible for the execution of Customer orders are not agents of Clearing Broker and Clearing Broker shall not be responsible for the acts or omissions of such floor brokers not selected by Clearing Broker.

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14. Miscellaneous.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CHOICE-OF-LAW PROVISIONS THEREOF. ALL DISPUTES, CLAIMS, ACTIONS, OR PROCEEDINGS ARISING DIRECTLY, OR INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT SHALL BE LITIGATED AT THE DISCRETION AND ELECTION OF CLEARING BROKER ONLY IN A COURT LOCATED IN CHICAGO, ILLINOIS. INTRODUCER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS. INTRODUCER APPOINTS AND DESIGNATES CLEARING BROKER (OR ANY OTHER PERSON WHOM CLEARING BROKER MAY FROM TIME TO TIME HEREINAFTER DESIGNATE) AS INTRODUCER'S TRUE AND LAWFUL ATTORNEY-IN-FACT AND DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS, AND AGREES THAT SERVICE OF SUCH PROCESS UPON CLEARING BROKER OR SUCH OTHER PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS UPON INTRODUCER; PROVIDED, THAT CLEARING BROKER OR SUCH OTHER PARTY SHALL, WITHIN FIVE DAYS AFTER RECEIPT OF ANY SUCH PROCESS, FORWARD THE SAME BY CERTIFIED OR REGISTERED MAIL, TOGETHER WITH ALL PAPERS AFFIXED THERETO, TO INTRODUCER'S ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF.

         (b) No action, regardless of form, arising out of transactions under this Agreement may be commenced against Clearing Broker and its directors, officers, shareholders, employees, representatives, agents, successors, or assigns in any forum by the undersigned, its successors, or assigns more than one year after the claim giving rise to such action has arisen.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No assignment or amendment shall be valid unless the other party consents to such assignment or amendment in writing. Notwithstanding the foregoing, any assignment by Clearing Broker to any entity controlled directly or indirectly by it or in connection with the sale of all or substantially all its business will be deemed not to require the consent of Introducer.

         (d) This Agreement is the entire agreement between the parties relating to the subject hereof and all prior negotiations and understandings between the parties, whether written or oral, are hereby merged into this Agreement. Except as otherwise expressly provided in this Agreement, no provision of this Agreement may be waived or amended unless the waiver or amendment is in writing and signed by a duly authorized officer of Clearing Broker and a duly authorized principal of Introducer. No extension, amendment or substitute agreement shall be entered into without the consent of Fox Inc. if such extension, amendment or substitute agreement effects the financial terms of this Agreement or the termination provisions. Clearing Broker is authorized to provide Fox Inc. with a copy of any extension. amendment or substitute agreement. No waiver or amendment of this Agreement shall be implied from any course of dealing between the parties or from any failure by a party to assert its rights under this Agreement on any occasion or series of occasions. The Agreement shall automatically terminate simultaneously with the termination of Clearing Broker's introducer agreement with Fox Inc.

         (e) Neither this Agreement nor the performance of services by Clearing Broker hereunder shall be construed to create a joint venture or partnership between Clearing Broker and Introducer. Nothing in this Agreement shall be construed or constitute employment or an offer of employment by Clearing Broker.

         (f) Clearing Broker and its affiliates will not be liable to Introducer or any Customers for any loss, liability, claim. cost damage or expense resulting, either directly or indirectly from and without limitation: the action. inaction, non- performance or failure of, or restrictions imposed by any government, agency, court regulatory organization, exchange, clearing organization, market, broker, dealer, depository or custodian; the suspension of trading, war, labor strikes or actions or acts of god; the corruption of data; communication or computer failure, including delay, breakdown or failure of the Service or any related hardware or software and any events or conditions beyond Clearing Broker's or its affiliates' control. Clearing Broker and its affiliates reserve the right to act in anticipation of events or conditions of the type described herein and may, without liability to introducer, take whatever actions it or they deem necessary to protect its or their interests and those of its customers.

         (g) Whenever possible. each provision of this Agreement shall be interpreted in such a manner as to be valid and effective under applicable law. In the event that any one or more of the provisions of the Agreement shall be held invalid, illegal, or unenforceable in any respect, such provisions shall be severed from this Agreement, and the validity, legality, and enforcement of the remaining provisions contained herein shall not be affected or impaired thereby.

         (h) The section headings in this Agreement are inserted for convenience of reference only and are not intended to limit the applicability or affect the meaning of any of its provisions.

         IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly authorized representative as of the day and year first set forth above.

Strategic Futures and Options, Inc.           E. D. & F. MAN INTERNATIONAL INC.
Name of Introducer

By: /s/ Ronald G. Wolfbauer                   By: /s/ Maggie Liataud
-----------------------------------           ----------------------------------
Title: President                              Title: VP
Address For Notices:                          Address For Notices:
Strategic Futures and Options, Inc.           E. D. & F. Man International Inc.
1750 Yankee Doodle Road, STE. 202             440 S. LaSalle St., 20th Fl.
Eagan, MN 55121                               Chicago, IL 60605
                                                Attention: General Counsel

As to Section 8:

FOX INC.

By: /s/ Jeffrey Fox
-----------------------------------
Title: President

                                   EXHIBIT A


                               GUARANTEE AGREEMENT


In consideration for the introduction of commodity customer, option customer, foreign futures customer and foreign options customer accounts by Strategic Futures and Options, Inc., an introducing broker, to E.D. & F. Man International Inc., a futures commission merchant registered with the Commission as such, and in satisfaction of the adjusted net capital requirements with which the introducing broker otherwise would have to comply pursuant to Commission Regulation ss.1.17, 17 C.F.R ss.1.17, the futures commission merchant guarantees performance by the introducing broker, of, and shall be jointly and severally liable for, all obligations of the introducing broker under the Commodity Exchange Act, as it may be amended from time to time, and the rules, regulations and orders which have been or may be promulgated thereunder with respect to the solicitation of and transactions involving all commodity customer, option customer, foreign futures customer and foreign options customer accounts of the introducing broker entered into on or after the effective date of this agreement.

This guarantee agreement shall be enforceable regardless of the subsequent incorporation, merger or consolidation of either the futures commission merchant or the introducing broker, or any change in the composition, nature, personnel or location of the futures commission merchant or the introducing broker.

For purposes of this agreement only, the futures commission merchant shall be deemed to be the agent of the introducing broker upon whom process may be served in any action or proceeding against the introducing broker under the Commodity Exchange Act and the rules, regulations and orders promulgated thereunder.

The futures commission merchant acknowledges that at the time of execution of this guarantee agreement, there are not any conditions precedent, concurrent or subsequent affecting, impairing or modifying in any manner the obligations of the futures commission merchant hereunder, or the immediate taking effect of this agreement as the entire agreement of the futures commission merchant with respect to guaranteeing the introducing broker's obligations as set forth herein to the Commission and to the introducing broker's commodity customers, option customers, foreign futures customers and foreign options customers under the Commodity Exchange Act.

If this guarantee agreement is filed in connection with an application for initial registration as an introducing broker, this agreement shall be effective as of the date registration is granted to the introducing broker. If this guarantee agreement is filed other than in connection with an application for initial registration as an introducing broker, it shall be effective as of the date agreed to by the futures commission merchant and the introducing broker as set forth below.

This guarantee agreement is binding and, is and shall remain in full force and effect unless terminated in accordance with the rules, regulations or orders promulgated by the Commission with respect to such terminations. Termination of this agreement will not affect the liability of the futures commission merchant with respect to obligations of the introducing broker incurred on or before the date this agreement is terminated.

Dated:                                       Dated:
E.D & F. Man International Inc.              Strategic Futures and Options, Inc.
                                             Introducing Broker

Address:                                     Address:
440 South LaSalle St., 20th Fl.              Suite 202
Chicago. IL 60605                            1750 Yankee Doodle Road
                                             Eagan, MN 55121


By: /s/ Maggie Liataud                       By: /s/ Ronald G. Wolfbauer
--------------------------------------        ------------------------------
V.P.
Effective Date:  Date of NFA approval

                               PERSONAL GUARANTEE

In order to induce E. D. & F. Man International Inc. (the, "Clearing Broker") to enter into the Introducer Agreement with Strategic Futures and Options, Inc., a Minnesota corporation ("Introducer"), to which this guarantee is attached, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby, jointly and severally in the case of multiple guarantors. personally and unconditionally guarantees the prompt, full, and complete performance of any and all covenants and agreements of Introducer to Clearing Broker and its affiliates and the payment of any and all indebtedness, damages, costs, and expenses (including attorneys' fees and costs of collection) owed to or which may become due to Clearing Broker by Introducer.

This guarantee shall remain in full force and effect until the termination of the Introducer Agreement; provided, however, that the undersigned shall not be released from his obligations hereunder so long as any claim of Clearing Broker against Introducer which arises out of. or relates to, directly or indirectly, the Introducer Agreement is not settled to the satisfaction of Clearing Broker or discharged in full.

The undersigned hereby expressly waives (a) notice of acceptance of this guarantee by Clearing Broker, (b) notice of any default or non-performance of Introducer under the Introducer Agreement (c) notice of any modification to the Introducer Agreement or any extension of time granted to Introducer, and (d) all defenses, offsets, and counterclaims which the undersigned may at any time have to any claim of Clearing Broker against Introducer. The undersigned expressly acknowledges that amendment or modification of the Introducer Agreement or the renewal or extension of any indebtedness of, Introducer shall not in any manner release. affect. or impair his liability under this guarantee. The undersigned further agrees that no invalidity of the Introducer Agreement or any obligation thereunder shall affect or impair his liability under this guarantee.

Clearing Broker, may, in its discretion. proceed against the undersigned, jointly and severally in the case of multiple guarantors, to collect any obligation covered by this guarantee without first proceeding against Introducer. Upon five days' written notice by Clearing Broker, the undersigned shall pay any and all indebtedness, damages, costs, and expenses due Clearing Broker from Introducer and shall perform any and all duties and obligations of Introducer to Clearing Broker. This guarantee shall be construed pursuant to the laws of the State of Illinois, shall inure to the benefit of Clearing Broker, its successors. and assigns, and shall be binding on the undersigned, his heirs, and assigns.

All notices required to be delivered under this guarantee shall be in writing and shall be effective upon the earlier of: (a) actual receipt by the other party; or (b) the close of business on: (i) the date of transmission if sent by facsimile or same-day courier; (ii) the business day after the date of transmission, if sent by overnight mail; or (iii) the fifth business day after transmission, if sent by air mail, postage prepaid and (if applicable) return receipt requested. For the purposes of delivery of any notice hereunder, the address and facsimile number of Clearing Broker shall be as set forth on the signature page of the Introducer Agreement and the address and facsimile number of the undersigned shall be as set forth on the signature page hereof. Either party may change its address or facsimile number for notices by giving written notice of the new address or number to the other party.

This guarantee shall be governed by the laws of the State of Illinois without regard to the choice-of-law provision thereof. All disputes. claims, actions, or proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from this guarantee shall be litigated at the discretion and election of Clearing Broker only in a court located in Chicago, Illinois. The undersigned hereby consents and submits to the jurisdiction of any state or federal court located within the City of Chicago, State of Illinois, and waives any objection to venue in such court. The undersigned appoints and designates Clearing Broker (or any other party whom Clearing Broker may from time to time hereinafter designate) as the undersigned's true and lawful attorney-in-fact and duly authorized agent for service of legal process, and agrees that service of such process upon Clearing Broker or such other party shall constitute personal service of such process upon the undersigned; provided, that Clearing Broker or such other party shall, within five days after receipt of any such process, forward the same by certified or registered mail, together with all papers affixed thereto, to the address provided below.

All pronouns shall be deemed to refer to the masculine or feminine, as the gender of the undersigned requires, and the singular shall import the plural in the context of this guarantee.

 /s/ Ronald G. Wolfbauer
------------------------------------
Individually, as Guarantor

Strategic Futures and Options, Inc.
1750 Yankee Doodle Road, Suite 202
------------------------------------
Address

Eagan,      MN       55121
------------------------------------
City       State      Zip

(651) 406-9331
------------------------------------
Facsimile

Date: 3/8/01